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[logo]                                                   GE Institutional Funds

                          Supplement Dated June 8, 2000

              To Prospectus and Statement of Additional Information

                              Dated April 28, 2000

Effective immediately, the eligibility requirements for investing in the GE Institutional Funds have changed. The section entitled "Eligibility Requirements" appearing on pages 69 and 70 of the Prospectus and pages 55-57 of the Statement of Additional Information have been amended and restated as follows:

Eligibility Requirements

Full-Service Defined Contribution Plan Investors: A full-service defined contribution plan may invest in the GE Institutional Funds if the plan has (or will have) invested at least $100 million at the time of initial investment in one or more investment portfolios or accounts that are advised by GE Asset Management. A full-service defined contribution plan is a defined contribution plan that receives recordkeeping and administration services provided or paid by GE Financial Assurance Holdings, Inc. or its affiliates. A full-service defined contribution plan generally must individually meet the minimum investment requirements and will not be considered a related investor of any other investor in the GE Institutional Funds.

Investment Only Defined Contribution Plan Investors: A defined contribution plan that does not receive recordkeeping and administration services provided or paid by GE Financial Assurance Holding, Inc. or its affiliates may investment in the GE Institutional Funds if such investor has at least $50 million of plan assets at the time of initial investment. An investment only defined contribution plan investor of this type generally must individually meet the eligibility requirements and will not be considered a related investor of any other investor in the GE Institutional Funds.

All Other Investors: The minimum initial investment in each Fund is $5 million for each investor or group of related investors. There is no minimum investment requirement for subsequent purchases.

The minimum investment requirement is waived for each investor or group of related investors if such person or group has (or will have) invested at least $25 million at the time of initial investment in one or more investment portfolios or accounts that are advised by GE Asset Management.

Related Investors: Related investors are investors that are affiliated persons of each other within the meaning of the 1940 Act.

Common trust funds and collective trust funds of the same bank (or of affiliated banks) are considered related investors of each other and their bank(s). Likewise, separate accounts of the same insurance company (or of affiliated insurance companies) are


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related investors of each other and their insurance company or companies and clients whose assets are managed on a discretionary basis by the same bank, insurance company, investment adviser or broker-dealer are related investors of their manager. The Distributor also may treat institutional clients of a financial intermediary as related investors of the intermediary where Fund shares are held by that intermediary in an omnibus account for its clients.

Purchases In-Kind: Investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the appropriate Fund. The Funds' Distributor would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. The Funds reserve the right to require the Distributor to suspend the offering of shares of the Emerging Markets Fund or International Equity Fund for cash in amounts greater than $5 million and of the other non-money market Funds in amounts above $10 million.

An investor may redeem all or a portion of the shares on any day that the Fund is open for business. Redemption requests received in good order on that day will be effected at the net asset value next determined after the close of regular trading on the NYSE. Redemption requests received in good order on that day will be effected at the net asset value next determined after the close of regular trading on the NYSE. Redemption requests received in proper form after the close of business of the NYSE will be effected at the net asset value as next determined. Investors must specify the class of shares to be redeemed if they hold both Service Class and Investment Class shares of a Fund.